Creating a World Class Afib Platform AUGUST 2022 © 2022 AtriCure, Inc. All rights reserved. INVESTOR PRESENTATION Exhibit 99.2

Forward Looking Statements This presentation and oral statements made in connection with this presentation contain “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. Forward-looking statements address, among other things, AtriCure’s expected market opportunity, future business, financial performance, financial condition, and results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “drives,” “seek,” “believes,” "see," “should,” “will,” “would,” “can,” “opportunity,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates, projections or expectations reflected or contained in the forward-looking statements as a result of various risk factors. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. These risks, uncertainties and other factors include, but are not limited to, those identified at http://www.atricure.com/forward-looking-statements and/or described in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q, particularly the “Risk Factors” sections thereof, as filed with the U.S. Securities and Exchange Commission and available at http://www.sec.gov. With respect to all forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. AtriCure undertakes no obligation, and does not expect, to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2022 AtriCure, Inc. All rights reserved. 2

Non-GAAP Financial Measures To supplement AtriCure’s condensed consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, AtriCure provides certain non-GAAP financial measures as supplemental financial metrics in this presentation. Adjusted EBITDA is calculated as net income (loss) before other income/expense (including interest), income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition costs, legal settlement costs, impairment of intangible asset and change in fair value of contingent consideration liabilities. Management believes in order to properly understand short-term and long-term financial trends, investors may wish to consider the impact of these excluded items in addition to GAAP measures. The excluded items vary in frequency and/or impact on our continuing results of operations and management believes that the excluded items are typically not reflective of our ongoing core business operations and financial condition. Further, management uses adjusted EBITDA for both strategic and annual operating planning. Adjusted income (loss) per share is a non-GAAP measure which calculates the net income (loss) per share before non-cash adjustments in fair value of contingent consideration liabilities, impairment of intangible asset and legal settlement costs. The non-GAAP financial measures used by AtriCure may not be the same or calculated in the same manner as those used and calculated by other companies. Non- GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for AtriCure’s financial results prepared and reported in accordance with GAAP. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financials measures, and not to rely on any single financial measure to evaluate our business. © 2022 AtriCure, Inc. All rights reserved. 3

Large Markets Addressing an underserved and growing patient population Strong Portfolio Existing products and solutions driving consistent growth Bright Future Novel therapies supported by growing body of clinical evidence We are passionately focused on reducing the global Afib epidemic and healing the lives of those affected © 2022 AtriCure, Inc. All rights reserved. 4

Afib: A Serious Problem



~1.2M

Afib diagnoses annually in the US[2]

1/4

Adults over 40 will develop Afib in their lifetime[3]

Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide.[1]

5x

Higher Risk of Stroke[4]

46%

Greater Risk of Mortality[5]

>5x

Higher Risk of Heart Failure[6]

© 2022 AtriCure, Inc. All rights reserved.

5

Significant Global Market Opportunity © 2022 AtriCure, Inc. All rights reserved. • Penetration of large markets first • Expand product availability • Improve market access via reimbursement • Continued build of dedicated sales and training expertise • Continued build of dedicated sales and training expertise • Clinical data supporting multiple label expansions • New product development • Enhanced reimbursement $3B+ ANNUAL OPPORTUNITY $2B+ ANNUAL OPPORTUNITY 6 US Market International Market Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

Two Distinct Patient Profiles

Referring Physician:
GP, Cardiologist

Structural Heart Issue

Surgery required (Valve, CABG) –
Afib corrected at same time

Guidelines[7]
Surgical Ablation is **RECOMMENDED**
LAA management is **REASONABLE**



Concomitant Open Procedures
(Ablation/LAAM)

No Structural Issue

Afib is primary concern

Medicine is effective

Intervention is better choice

Catheter often first line of treatment

PAROXYSMAL (occasional) › **PERSISTENT** › **LONG-STANDING PERSISTENT**



Standalone Hybrid Procedures
(Ablation/LAAM)

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

7

US Market Opportunity

$350M
Pain Management Procedures
(Ablation)

Novel, High Growth Market

~140k thoracic patients

$700-800M
Concomitant Open Procedures
(Ablation/LAAM)

Steady Growth in Penetration of Cardiac Surgery Market

- ~300k total patients (Afib, non-Afib) with structural heart issue
- Only PMA product for concomitant surgical treatment of Afib

$2B+ and Growing
Standalone Hybrid Procedures
(Ablation/LAAM)

Expansive Growth from Development of Standalone Afib Market

- Addressable market is more than 3 million patients
- Multiple approaches to treatment: Hybrid AF Therapy + AtriClip®, DEEP

Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

8

AtriCure: A Decade of Progress

2011 — Impacting more than 300,000 patients worldwide. — **2021**

Isolator Synergy Ablation System approved by FDA for treatment of persistent or long-standing persistent Afib concomitant to open heart procedures… **the first medical device to receive FDA approval for the treatment of persistent Afib**

- Maze IV Training Program initiated; **Advanced Ablation Courses endorsed** by the Society of Thoracic Surgeons (STS)
- **Continued innovation** in AtriClip platform
- **Guidelines recommend** Afib ablation treatment and state management of LAA reasonable
- **Expansion of AtriClip** labeling with electrical isolation of LAA
- Three acquisitions, moving into EP space with **minimally invasive therapies**
- Release of **cryoSPHERE® probe** and dedicated commercial team

EPi-Sense® System approved by FDA for treatment of long-standing persistent Afib

Expanded labeling for Cryo Nerve Block Therapy in adolescents

510k clearance of **EnCompass® clamp**

Differentiated portfolio of solutions built from continuous innovation and strong clinical evidence, supported by robust training and education.

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

9

Standalone Hybrid Procedures Concomitant Open Procedures Pain Management 2022 Priorities: Driving Therapy Expansion © 2022 AtriCure, Inc. All rights reserved. Initiate clinical trial for LAAM in cardiac surgery (LeAAPS) Launch EnCompass Clamp in U.S. Grow commercial team and awareness globally Train and Expand Hybrid AF Therapy: Adoption by new and existing accounts Addition of LAAM to procedures 10

66% 61% 37% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12 months 18 months Convergent Catheter Ablation • Superior outcomes with hybrid Convergent procedure when compared to endocardial catheter ablation alone in patients with drug refractory long-standing persistent Afib • Data for long-standing persistent patients in the trial demonstrated compelling efficacy and durability • Improved EP lab efficiency demonstrated by reduction in endocardial ablation time as a result of adding epicardial ablation CONVERGE: Long-standing Persistent Afib Patient Analysis © 2022 AtriCure, Inc. All rights reserved. p = 0.022 p = 0.006 Freedom from AF/AFL/AT from 3-month blanking period through 12-months and 18-months 35% differential >100% improvement 29% differential ~78% improvement 11

Benefits of the EPi-Sense System and Hybrid AF Therapy

Benefits based on 7-day continuous rhythm monitoring at 18-months post procedure


Epicardial:
Outside the heart
Endocardial:
Inside the heart

2 **TRIGGER AREAS TARGETED**
where atrial fibrillation begins

Emphasizes value of team-based approach for advanced AF treatment



≥90%
LESS TIME IN AF
For most patients at 1 year

Patients in the Hybrid AF Arm report feeling better, both physically + emotionally[8]



MORE THAN
2x **AS EFFECTIVE AT STOPPING AA**
(vs endocardial RF ablation alone)

Additive to endocardial catheter ablation



PATIENTS ARE
2x **MORE LIKELY TO NO LONGER NEED AF MEDICATION**
(vs endocardial RF ablation alone)

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

12

Commercial Strategy for the EPi-Sense System © 2022 AtriCure, Inc. All rights reserved. Build Train and develop programs, build referral channel Amplify Spread awareness of Hybrid AF Therapy to patients Leverage Add AtriClip to Hybrid AF Therapy Expand Grow commercial + training teams, broaden internationally 13 Target Drive utilization with existing and new sites

Innovative and Expanding Product Portfolio © 2022 AtriCure, Inc. All rights reserved. Ablation LAA Management EPI-SENSE® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP FLEX•V® DEVICE cryoICE® CRYOABLATION PROBE ISOLATOR® SYNERGY™ CLAMP ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE cryoSPHERE® CRYOABLATION PROBE ISOLATOR SYNERGY ENCOMPASS® CLAMP 14 Continuous innovation to less invasive, simpler to use, and more efficient products

Spotlight:
Cryo Nerve Block for Pain Management

A new way to freeze out post-operative pain: cryotherapy for temporary pain relief in thoracic surgical procedures

Highlights

- Dedicated commercial team established (2019) and expanding
- Launch of cryoSPHERE® probe in US (Q1 2019)
- Label expansion includes adolescent patients as young as 12 years of age
- Europe launch in 2022

AtriCure


cryoICE

Therapy Overview

- Temporarily stops transmission of pain signals coming from the chest wall during surgery
- Nerve "scaffolds" remain intact allowing axons to regenerate and restore nerve function over time
- Applicability in a wide variety of thoracic surgical approaches and procedures
- Can be an important tool in combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[9]

© 2022 AtriCure, Inc. All rights reserved.

15

Spotlight:
Isolator Synergy EnCompass® Clamp

A simpler and faster approach to ablating the heart in open procedures

Highlights

- FDA 510(k) clearance in July 2021
- Broad commercial launch in U.S. April 2022
- Continue to drive penetration of cardiac surgery market

AtriCure



AtriCure
isolator

Product Overview

- **FDA 510(k) clearance to ablate cardiac tissue during surgery**
- Designed with same benefits of the AtriCure Isolator Synergy Clamps:
  - + Parallel closure
  - + Uniform pressure
  - + Synergy algorithm provides custom power
- Compatible with existing AtriCure RF generator

© 2022 AtriCure, Inc. All rights reserved.

16

HEAL-IST Overview

IDE Trial to support safety and efficacy of hybrid sinus node sparing ablation procedure for the treatment of IST

Using AtriCure ISOLATOR Synergy Ablation System

Study Design

Summary
Multi-center, prospective, single arm, Bayesian Adaptive Design

Number of Subjects and Sites
Up to 142 patients at up to 40 sites (US, UK, and EU)

Study Duration
Safety: 30-day follow-up
Efficacy: 12-month follow-up
All subjects followed for a total of 24 months post procedure

Primary Endpoints

Effectiveness
Freedom from IST at 12-months. Freedom from IST is defined as mean heart rate of ≤ 90bpm or at least a 15% reduction in mean heart rate as compared to baseline, in the absence of new or higher dosage of previously failed medications.

Safety
Incidence of device or procedure-related major adverse events (MAEs) for subjects undergoing the hybrid sinus node sparing ablation procedure from the index procedure through 30-days post procedure.

CLINICAL TRIAL

Highlights

- **Inappropriate Sinus Tachycardia (IST)** is a chronic condition characterized by elevated resting heart rate and exaggerated response to exercise or stress
  - ✓ Currently, no approved therapies
  - ✓ First clinical trial for this large unmet need
  - ✓ Building off current Synergy product technology
  - ✓ Hybrid therapy leverages expertise and partnership between EP and Cardiac Surgery
- FDA approval of HEAL-IST clinical trial protocol (Q1 2022)
- First patient treated (Q2 2022)

AtriCure
© 2022 AtriCure, Inc. All rights reserved.
17

LeAAPS Overview

IDE Trial to evaluate the effectiveness of prophylactic LAA exclusion for the prevention of ischemic stroke or systemic arterial embolism in cardiac surgery patients without pre-operative AF diagnosis

Using AtriClip LAA Exclusion System

Study Design

Summary
Multi-center, prospective, randomized control (1:1) trial

Number of Subjects and Sites
Up to 6,500 subjects at up to 250 sites worldwide

Study Duration
Safety: 30-day follow-up
Efficacy: Event-driven trial, with a minimum follow-up of 5 years post procedure

Primary Endpoints

Effectiveness
First occurrence of ischemic stroke or systemic arterial embolism.

Safety
Incidence of safety events through 30-days to demonstrate no increase in risk with LAA exclusion during cardiac surgery.

Left
Atrial
Appendage Exclusion for
Prophylactic
Stroke Reduction

CLINICAL TRIAL

Highlights

- **Seminal clinical trial** – one of the largest IDE trials in cardiac surgery
- Study will have a global reach with sites in the United States, Canada, Europe and Asia
- Multiple secondary and other key endpoints will be evaluated
- FDA approval of LeAAPS clinical trial protocol (Q2 2022)

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

18

Key Investments Driving Growth

AtriCure Pillars

Foundation of our past + Strengthening our future

INNOVATION

Increasing pipeline to drive LAAM penetration and build **MIS market**

CLINICAL SCIENCE

Hybrid AF Therapy proven by CONVERGE trial; Focusing on **expansion** of clinical data across franchises

EDUCATION

Significant **investment** in physician education, providing multiple **training** options

Aligning Expertise and Opportunity

Dedicated Commercial + Education Teams

U.S. SALES LEADERSHIP
26 Area Directors across teams

U.S. EDUCATION
40+ Physician + Field Support Roles

INTERNATIONAL
50+ Sales + Education Professionals

U.S. CARDIAC
130+ Sales + Clinical Specialists

U.S. HYBRID THERAPIES
50+ Sales + Clinical Specialists

U.S. CRYO NERVE BLOCK
40+ Sales + Clinical Specialists

AtriCure
© 2022 AtriCure, Inc. All rights reserved.
19

History of Strong Growth



Revenue ($ Millions)
$330
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$-
5-Year organic Revenue CAGR ~15%
COVID19 IMPACT
2014
2015
2016
2017
2018
2019
2020
2021
2022**

2022 Revenue Guidance

Updated August 2022

Accelerating Growth (18-21% YoY)
$323M-333M worldwide revenue

History of Consistent Revenue Growth

5-Year historical organic revenue CAGRs (pre-COVID-19)

32%	11%	8%	10%
U.S. AtriClip	U.S. Open Ablation excluding Pain Management	U.S. MIS Ablation	International

● U.S. Open Ablation ● U.S. Pain Management ● U.S. MIS Ablation ● U.S. LAAM ● International

***Based on midpoint of 2022 Revenue guidance range*

AtriCure

© 2022 AtriCure, Inc. All rights reserved.

20

Second Quarter 2022 Financial Highlights © 2022 AtriCure, Inc. All rights reserved. Key Metrics*Worldwide Revenue* ($M) • Strong activity and growing demand across key product lines demonstrating our many growth catalysts • U.S. revenue of $71.3M (84% of revenue) • International revenue of $13.3M (16% of revenue) * 2022 financial results are preliminary and unaudited ** Reconciliation of Adjusted EBITDA and Adjusted Loss per share to GAAP metrics may be found in Q2 2022 earnings release. Q2 2021 Q2 2022 GROSS MARGIN 75.8% 75.1% OPERATING EXPENSES $69.2M $77.2M ADJUSTED EBITDA-S** ($2.7M) ($3.2M) ADJ. LOSS PER SHARE** ($0.30) ($0.32) CASH & INVESTMENTS $230M $183M 21 $74.6 $84.5 Q1 2022 Q2 2022 $71.4 $84.5 Q2 2021 Q2 2022 18% 13%

Exciting Future Ahead © 2022 AtriCure, Inc. All rights reserved. 22 Accelerating Growth in EP Landscape Hybrid AF Therapy Expanding With Pain Management Cryo Nerve Block Comprehensive Platform of Therapies for differentiated population of Afib patients Surgical Ablation + AtriClip

Thank You! © 2022 AtriCure, Inc. All rights reserved.

Supplemental Information © 2022 AtriCure, Inc. All rights reserved. References for any comments, statistics, or figures in this presentation are available upon request.

Change in Revenue Presentation © 2022 AtriCure, Inc. All rights reserved. Three Months Ended (in $000s) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 United States Revenue: Open ablation $17,439 $19,503 $17,893 $17,561 Minimally invasive ablation 8,385 9,702 9,990 11,303 Pain management 3,898 5,709 6,253 6,927 Total ablation 29,722 34,914 34,136 35,791 Appendage management 20,587 25,156 23,401 25,424 Total United States $50,309 $60,070 $57,537 $61,215 International Revenue: Open ablation $4,434 $5,526 $6,690 $6,544 Minimally invasive ablation 1,274 1,575 1,849 1,711 Pain management — 11 11 39 Total ablation 5,708 7,112 8,550 8,294 Appendage management 3,258 4,194 4,373 3,709 Total International $8,966 $11,306 $12,923 $12,003 Total Revenue $59,275 $71,376 $70,460 $73,218 Summary of Changes Implemented Q1 2022 Presentation of revenue aligns with current product line offerings. • PAIN MANAGEMENT revenue (sales of cryoSPHERE probe), historically included in Open ablation revenue, is now separately presented. • VALVE revenue, historically shown as a separate product type, is now included in Open ablation revenue. 25

Key Investment Rationale

Large Markets

Addressing an underserved and growing patient population

- Approximately 33 million Atrial Fibrillation patients globally, with majority having advanced forms of the disease[1]
- Multibillion dollar annual market opportunity
- Current standard of care for intervention (catheter ablation) does not adequately address the most advanced forms of the disease

Strong Portfolio

Existing products and solutions driving consistent growth

- Strong history of double-digit revenue growth, driven by great products, clinical evidence, commitment to education, and societal guideline support
- Only PMA product for the concomitant surgical treatment of Afib
- AtriClip device is the most widely used Left Atrial Appendage device with over 300,000 sold to date
- Diverse and expanding product portfolio from internal development and acquisitions

Bright Future

Novel therapies supported by growing body of clinical evidence

- Only PMA product for treatment of LS persistent Afib with Hybrid AF Therapy
- Growing pain management business to address pain associated with surgery
- Early in market development process – evolution to minimally invasive therapies expected to drive growth, diversifying and accelerating in 2022 and beyond

AtriCure
© 2022 AtriCure, Inc. All rights reserved.
26

COVID-19 Response

Positioning AtriCure for long-term growth

Health & Safety

Provide a safe work environment for our employees

- Enabling employees to work remotely; implemented hybrid workplans
- Providing personal protection and other measures to ensure the safety of those working in our offices and with customers

Maintaining Operations

Deliver products and support to our customers

- Maintaining manufacturing, assembly, fulfillment – modified to adhere to safety recommendations
- Continuing case coverage support
- Utilizing online and mobile training venues to educate our customers

While our plans will continue to evolve in response to changes caused by the COVID-19 pandemic, we remain committed to the AtriCure team and to the execution of our strategic initiatives.

AtriCure
© 2022 AtriCure, Inc. All rights reserved.
27

US Concomitant Market Opportunity

- US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types[10]
- Pre-Op Afib occurs frequently in cardiac surgery patients[11]
- New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib[12]

AtriCure

Estimated **Afib** Opportunity in Cardiac Surgery

Annual Cardiac Surgeries[13]	300,000
Pre-Operative Afib Rate[11]	~28%
Cardiac Opportunity – Pre-Op Afib	85,000
ASP Mix (Ablation and Appendage Management)[14]	$5,000
Open Cardiac Surgery Opportunity – Afib	**$410M**

Estimated **Non-Afib** Opportunity in Cardiac Surgery

Annual Cardiac Surgeries	300,000
Pre-Operative Non-Afib Rate	~72%
Cardiac Opportunity – Pre-Op Afib	215,000
ASP Mix (Appendage Management ONLY)[14]	$1,750
Open Cardiac Surgery Opportunity – Non-Afib	**$376M**

© 2022 AtriCure, Inc. All rights reserved.

28

US Standalone Market Opportunity

Market opportunity in analysis at right considers:

- Addition of ablation and LAAM to existing catheter ablation procedures
  - Catheter ablation procedures have grown 10-15% annually[15]
- Incremental penetration of advanced Afib patient population
  - Today, long-standing persistent Afib population represents more than 3 million patients in the United States, expected to grow to more than 4.4 million by 2025[16]
- ASP Mix is both ablation and AtriClip

AtriCure

Estimated Standalone Afib Opportunity

	2020	Projected 2025
Long-standing Persistent Afib Catheter Ablation[17]	25,000	45,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Immediate Standalone Afib Opportunity	**$375M**	**$675M**
Additional penetration Long-standing Persistent Afib patients (estimated at 5% penetration)	150,000	175,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Incremental Standalone Afib Opportunity (estimated at 5% penetration)	**$2B+**	**$3B+**

© 2022 AtriCure, Inc. All rights reserved.

29

CONVERGE Overview

SUPERIORITY TRIAL designed to support FDA approval of the EPi-Sense device

Achieved statistical superiority for primary endpoints

Study Design

Summary
Multi-center, prospective, open label randomized 2:1 (Hybrid Convergent procedure vs endocardial catheter ablation) pivotal study

Number of Subjects and Sites
153 subjects
27 sites (25 US and 2 OUS)

Study Duration
12 month and 18 month monitoring, then 3 and 5 year follow-up of all subjects

Primary Endpoints

Effectiveness
Primary efficacy endpoint is success or failure to be AF/AT/AFL-free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit

Safety
Predetermined performance goal for the study is 12% freedom from MAE's as adjudicated by the CEC for the procedural to 30-day post procedure time period

CONVERGE Clinical Trial

Highlights

- Completed enrollment August 2018
- Data released at virtual Heart Rhythm Society (HRS) conference May 2020
- PMA submission seeking approval for treatment of long-standing persistent Afib November 2020
- Trial results published in *Circulation: Arrhythmia and Electrophysiology* November 2020
- Long-standing persistent Afib patient sub-group analysis presented at 26th Annual Atrial Fibrillation (AF) Symposium January 2021 and 14th Annual Western AF Symposium February 2021
- **FDA approval of EPi-Sense System for treatment of long-standing persistent Afib April 2021**

AtriCure
© 2022 AtriCure, Inc. All rights reserved.
30

Hybrid AF Therapy: The Convergent Procedure © 2022 AtriCure, Inc. All rights reserved. 31

The Cox-Maze IV Procedure © 2022 AtriCure, Inc. All rights reserved. 32

References and Abbreviations © 2022 AtriCure, Inc. All rights reserved. Note Reference 1 Worldwide Epidemiology of Atrial Fibrillation: A Global Burden of Disease 2010 Study 2 The American Journal of Cardiology (2013), 112: 1142-1147 3 Lifetime risk for development of atrial fibrillation. Circulation, 110 (2004): 1042-1046. doi: 10.1161/01.CIR.0000140263.20897.42 4 J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004 5 Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482 6 Santhanakrishnan R et al., “AF Begets Heart Failure and Vice Versa,” Circulation, 133 (2016):484-492 7 The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation 8 IFU for EPi-Sense® Guided Coagulation System Data: PMA# P200002 9 The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence 10 STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary 11 McCarthy, P.M. et al. (2019). Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J Thorac Cardiovasc Surg, PII: S0022-5223(19)31361-3, DOI: 10.1016/J.JTCVS.2019.06.062. 12 Lin et al, Stroke 2019 Jun; 50(6):1364-1371. doi: 10.1161/STROKEAHA.118.023921. Epub 2019 May 2. 13 Harvested from data previously available through the Society of Thoracic Surgeons 14 Average Selling Prices (ASPs) are management estimates based on a mix of products used for the various procedures 15 Estimated based on various catheter company presentations 16 Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220 17 Estimated based on Advisory Board data, along with various scientific presentations Key Abbreviations Afib or AF Atrial Fibrillation AA Atrial Arrythmia AAD Anti-Arrhythmic Drugs AFL Atrial Flutter AT Atrial Tachycardia CABG Coronary Artery Bypass Graft CEC Clinical Events Committee EP Electrophysiologist FDA Food & Drug Administration IST Inappropriate Sinus Tachycardia LAA Left Atrial Appendage LAAM LAA Management LS Long-standing MAE Material Adverse Event PMA Pre-Market Approval RF Radio Frequency 33